Supplement dated July 11, 2019
to the Flexible Premium Variable Annuity
Prospectuses listed below, each dated May 1, 2019
Issued by National Integrity Life Insurance Company
through its Separate Account I

AnnuiChoice® II (includes AnnuiChoice)
Pinnacle (on or before April 30, 1998); Pinnacle III (May 1, 1998 to July 15, 2001; only version sold in Oregon); Pinnacle IV (July 16, 2001 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)

Pinnacle V (post 1-1-12)

This supplement to the prospectuses identified above (the “Prospectuses”) describes new Portfolios as well as changes to certain existing Portfolios available through the Variable Account Options of the variable annuity contracts issued by National Integrity Life Insurance Company. Please retain this supplement for future reference.

I.     Addition of Portfolios

Effective immediately, you may invest your contributions in any of the following Portfolios (each, a “New Portfolio” and, collectively, the “New Portfolios”), which are now available through your contract as additional Variable Account Options (unless you elect certain Riders):

•	Fidelity VIP Bond Index Portfolio;

•	Fidelity VIP Extended Market Index Portfolio;

•	Fidelity VIP International Index Portfolio;

•	Fidelity VIP Total Market Index Portfolio;

•	Touchstone VST Bond Fund; and

•	Touchstone VST Common Stock Fund.

As a result of the foregoing, effective immediately, the following changes have been made to the Prospectuses:

•	The information in Appendix F is updated to include the following expense information for the New Portfolios:

Total Annual Portfolio Operating Expense Table

Portfolio	Management Fees	12b-1 Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Expenses	Contractual Fee Waivers/ Reimbursements	Total Annual Expenses after Fee Waivers/ Reimbursements
Fidelity VIP Bond Index, Service Class 2	0.09%	0.25%	0.05%	N/A	0.39%	N/A	0.39%
Fidelity VIP Extended Market Index, Service Class 2	0.07%	0.25%	0.06%	N/A	0.38%	N/A	0.38%
Fidelity VIP International Index, Service Class 2	0.11%	0.25%	0.07%	N/A	0.43%	N/A	0.43%
Fidelity VIP Total Market Index, Service Class 2	0.06%	0.25%	0.06%	N/A	0.37%	N/A	0.37%
Touchstone VST Bond, Service Class SC	0.40%	N/A	0.36%	0.02%	0.78%	N/A	0.78%
Touchstone VST Common Stock, Service Class SC	0.50%	N/A	0.40%	N/A	0.90%	N/A	0.90%

•
The information in Part 3 – Your Investments Options, in the section titled “The Variable Account Options,” is updated to include the following descriptions for the New Portfolios under the sub-sections titled “Fidelity Variable Insurance Products” and “Touchstone Variable Series Trust,” respectively:

Fidelity VIP Bond Index Portfolio
The Portfolio seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg Barclays U.S. Aggregate Bond Index. The Portfolio normally invests at least 80% of its assets in bonds included in its underlying index, which is a broad based, market-value-weighted benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Portfolio uses statistical sampling techniques based on duration, maturity, interest rate sensitivity, security structure, and credit quality to attempt to replicate the returns of the index using a smaller number of securities. The Portfolio may engage in transactions that have a leveraging effect on the Portfolio, including investments in derivatives and forward-settling securities, to adjust the Portfolio’s risk exposure.

Fidelity VIP Extended Market Index Portfolio
The Portfolio seeks to provide investment results that correspond to the total return of stocks of mid- to small-capitalization U.S. companies. The Portfolio normally invests at least 80% of its assets in common stocks included in the Fidelity U.S. Extended Investable Market Index, which is a float-adjusted market capitalization-weighted index designed to reflect the performance of U.S. mid- and small-cap stocks. The Portfolio uses statistical sampling techniques based on such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price /book (P/B ratio), and earnings growth to attempt to replicate the returns of the index using a smaller number of securities.

Fidelity VIP International Index Portfolio
The Portfolio seeks to provide investment results that correspond to the total return of foreign developed and emerging stock markets. The Portfolio normally invests at least 80% of its assets in securities, and depository receipts representing securities, included in the Fidelity Global ex U.S. IndexSM, which is a float-adjusted market capitalization-weighted index designed to reflect the performance of non-U.S. large- and mid-cap stocks. The Portfolio uses statistical sampling techniques based on such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, earnings growth, country weightings, and the effect of foreign taxes to attempt to replicate the returns of the index.

Fidelity VIP Total Market Index Portfolio
The Portfolio seeks to provide investment results that correspond to the total return of a broad range of U.S. stocks. The Portfolio normally invests at least 80% of its assets in common stocks included in the Fidelity U.S. Total Investable Market IndexSM, which is a float-adjusted market capitalization-weighted index designed to reflect the performance of the U.S. equity market, including large-, mid- and small-capitalization stocks. The Portfolio uses statistical sampling techniques based on such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth to attempt to replicate the returns of the Fidelity U.S. Total Investable Market IndexSM using a smaller number of securities.

Touchstone VST Bond Fund
The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal. The fund normally invests at least 80% of its assets in bonds, including mortgage-related securities, asset-backed securities, government securities, and corporate debt securities. The fund primarily invests in investment-grade debt securities, but may invest up to 30% of its assets in non-investment-grade debt securities, often referred to as junk bonds and considered speculative. The fund may invest up to 20% of its total assets in foreign-issued debt denominated in either the U.S. dollar or a foreign currency. Foreign-issued debt may include debt securities of emerging market countries. Fort Washington Investment Advisors, Inc., which is affiliated with National Integrity Life Insurance Company, is the sub-advisor for the fund and is located at 303 Broadway, Suite 1200, Cincinnati, OH 45202.

Touchstone VST Common Stock Fund
The fund seeks to provide investors with capital appreciation. The fund invests, under normal market conditions, at least 80% of its assets in large capitalization equity securities, including common stock and preferred stock. The fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. The fund seeks to invest in companies that are trading below the sub-advisor’s estimate of the companies’ intrinsic value and have a sustainable competitive advantage or a high barrier to entry in place. The fund may invest up to 35% of its assets in securities of foreign issuers through the use of ordinary shares or depositary receipts such as ADRs. The fund may also invest in securities of emerging market countries. Fort Washington Investment Advisors, Inc., which is affiliated with National Integrity Life Insurance Company, is the sub-advisor for the fund and is located at 303 Broadway, Suite 1200, Cincinnati, OH 45202.

•
The information in Part 6 – Optional Benefits, in the sections titled “Guaranteed Lifetime Income Advantage Rider (GLIA)” and, if applicable, “Guaranteed Lifetime Income Advantage Plus (GLIA Plus) Rider” are updated to add the New Portfolios as Investment Options available under your contract if you elect to purchase the GLIA Rider or GLIA Plus Rider, respectively, and allocate 100% of your Account Value to “Investment Strategy 3 (Self Style)”. The minimum and maximum allocation tables set forth under each rider’s Investment Strategy 3 (Self Style) sub-section are updated to include the New Portfolios under each of the following Investment Option categories:

Fixed Income	Core Equity	Non Core Equity
Fidelity VIP Bond Index	Touchstone VST Common Stock	Fidelity VIP Extended Market Index
Touchstone VST Bond	Fidelity VIP Total Market Index	International
Fidelity VIP International Index

•
With respect to the Prospectus that includes Pinnacle V (May 1, 2007 to December 31, 2011), the information in Part 6 – Optional Benefits, in the section titled “Guaranteed Minimum Withdrawal Benefit (GMWB) Rider,” is updated to add the Touchstone VST Bond Fund and Touchstone VST Common Stock Fund (together, the “New Touchstone Portfolios”) as GMWB Investment Option Portfolios available under your contract if you elected to purchase the GMWB Rider and you allocate 100% of your Account Value to “GMWB Investment Option 3”. The minimum and maximum allocation table set forth under this sub-section is updated to include the New Touchstone Portfolios under each of the following Investment Option categories:

Fixed Income Portfolios Category	Core Equity Portfolios Category
Touchstone VST Bond	Touchstone VST Common Stock

II.	Reorganization and Removal of Certain Touchstone VST Funds

Touchstone Variable Series Trust has announced that, effective July 12, 2019, the following fund reorganizations will occur:

•	Touchstone VST Active Bond Fund will be reorganized into Touchstone VST Bond Fund;

•	Touchstone VST Focused Fund will be reorganized into Touchstone VST Common Stock Fund; and

•	Touchstone VST Large Cap Core Equity Fund will be reorganized into Touchstone VST Common Stock Fund.
We support these shareholder-approved reorganizations by replacing the Existing Variable Account Options of Touchstone VST Active Bond Fund, Touchstone VST Focused Fund, and Touchstone VST Large Cap Core Equity Fund (collectively, the “Acquired Portfolios”) with the Replacement Variable Account Options of the New Touchstone Portfolios, as noted below.

Existing Variable Account Options	Replacement Variable Account Options
Touchstone VST Active Bond Fund	Touchstone VST Bond Fund
Touchstone VST Focused Fund	Touchstone VST Common Stock Fund
Touchstone VST Large Cap Core Equity Fund	Touchstone VST Common Stock Fund

As a result of the foregoing, the Acquired Portfolios will no longer be available for purchase through your contract as Variable Account Options. Accordingly, effective July 12, 2019, any reference in the Prospectuses to the Acquired Portfolios is deleted in its entirety.

Any Account Value you have in the Existing Variable Account Options at the end of the Business Day on July 12, 2019 will be automatically transferred to the corresponding Replacement Variable Account Option. You will not incur a transfer charge and the transfer will not count toward the 12 free transfers allowed each Contract Year.

In the event you are currently invested in both the Touchstone VST Focused Fund and the Touchstone VST Large Cap Core Equity Fund and the reorganization causes your Core Equity allocation under a GLIA, GLIA Plus or GMWB Rider to exceed the permitted allocation, you will be contacted to elect new allocation percentages. You may also change your allocation by providing us with your written instructions at the address listed below.

Any future contributions and purchases made through an automated program (such as asset rebalancing, systematic contribution, systematic transfer or dollar cost averaging) that are currently directed to the Existing Variable Account Options will be redirected to the Replacement Variable Account Options. You can provide different directions for your future contributions or automated program allocations by contacting us or your financial representative.

III.     Columbia VP – Mid Cap Value Fund

Effective May 1, 2019, Columbia Variable Portfolio – Mid Cap Value Fund changed its name to Columbia Variable Portfolio – Select Mid Cap Value Fund. As a result of the foregoing, effective May 1, 2019, each reference in the Prospectuses to the Fund’s former name is deleted in its entirety and replaced with the new name.

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For more information about the Funds, including the risks of investing, refer to each Fund’s prospectus. For a prospectus, contact our offices in writing at National Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-443-1778.

NI-79-17086-1907